UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2026

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
Ameren Corporation	☐
Union Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐

ITEM 8.01	Other Events.

On September 28, 2026, Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), filed its non-binding integrated resource plan (“2026 IRP”) with the Missouri Public Service Commission (“MoPSC”). The 2026 IRP includes Ameren Missouri’s preferred plan for reliably meeting customers’ projected long-term energy needs in a least cost manner. The 2026 IRP reflects forecasted energy demand growth assumptions for the preferred plan and high load growth scenarios ranging from approximately 2.9 to 3.9 gigawatts (“GW”) by 2030, 5 to 6 GW by 2035, and 6 to 9 GW by 2045. The preferred plan reflects significant investments in natural gas-fired generation, renewable resources, battery energy storage, and new nuclear generation while retiring coal and certain existing natural gas-fired energy centers, including:

•	the addition of 2,100 megawatts (“MW”) of combined-cycle natural gas generation resources by 2031, an additional 2,800 MW by 2035 and a further 1,400 MW by 2042;
•	the addition of 1,900 MW of simple-cycle natural gas generation resources by 2029 and an additional 2,400 MW by 2045;
•	the addition of 500 MW of natural gas fuel cells by 2030;
•	the addition of 1,300 MW of solar generation by 2030 and an additional 1,050 MW by 2035;
•	the addition of 1,500 MW of wind generation by 2040;
•	the addition of 2,400 MW of battery energy storage by 2030;
•	the addition of 1,200 MW of new nuclear generation by 2040;
•	extending the retirement date of two units at the Labadie coal-fired energy center from 2036 to 2042;
•	retirement of approximately 1,800 MW of natural gas-fired energy centers by 2040;
•	the continued implementation of customer energy efficiency and demand response programs; and
•	the expectation that Ameren Missouri will seek and receive Nuclear Regulatory Commission approval for an extension of the operating license for the Callaway nuclear energy center beyond its current 2044 expiration date.

Forward-looking Statements

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, projections, strategies, targets, estimates, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Ameren and Ameren Missouri are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed under Risk Factors in Ameren’s and Ameren Missouri’s Annual Report on Form 10-K for the year ended December 31, 2025, and elsewhere in this report and in our other filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•	regulatory, judicial, or legislative actions, and any changes in regulatory policies and ratemaking determinations that may change regulatory recovery mechanisms or our ability to recover costs and earn a return, such as those that may result from Ameren Missouri’s electric service regulatory rate review filed with the MoPSC in June 2026;
•	our ability to control costs and make substantial investments in our businesses, including our ability to recover costs and investments, and to earn our allowed returns on equity, within frameworks established by our regulators, while maintaining affordability for our customers;

•	the effect on Ameren Missouri of any customer rate caps or limitations on increasing the electric service revenue requirement pursuant to Ameren Missouri’s election to use the plant-in-service accounting regulatory mechanism;
•	Ameren Missouri’s ability to construct and/or acquire wind, solar, and other renewable energy generation facilities and battery storage, as well as natural gas-fired and nuclear energy centers, extend the operating license for the Callaway Energy Center, reliably operate existing energy centers through their expected retirement dates, retire fossil fuel-fired energy centers, and implement new or existing customer energy-efficiency programs, including any such construction, acquisition, retirement, or implementation in connection with its Smart Energy Plan, integrated resource plan, or emissions reduction goals, and to recover its cost of investment, a related return, and, in the case of customer energy-efficiency programs, any lost electric revenues in a timely manner, each of which is affected by the ability to timely obtain all necessary regulatory and project approvals, including certificates of convenience and necessity (“CCNs”) from the MoPSC or any other required approvals, including permits to operate the facilities;
•	our ability to realize and support forecasted energy demand and capacity from new and potential new customers, including demand growth dependent on the addition of new data centers and other large primary service customers within our service territories, such as the large load customers that signed electric service agreements with Ameren Missouri in 2026;
•	the effects on energy prices and demand for our services resulting from customer growth patterns or usage, including demand from data centers, technological advances, including advances in customer energy efficiency, electric vehicles, electrification of various industries, energy storage, and private generation sources, which are becoming increasingly cost-competitive;
•	Ameren Missouri’s ability to earn, utilize, or transfer at a reasonable price federal production and investment tax credits related to renewable energy and energy storage projects and nuclear energy production; the cost of wind, solar, and other renewable generation and battery storage technologies; and our ability to obtain timely interconnection agreements with the Midcontinent Independent System Operator, Inc. (“MISO”) or other regional transmission organizations at an acceptable cost for each facility;
•	the effect of changes in federal domestic energy policy to support investment in fossil fuel infrastructure and the effect of those changes on Ameren Missouri’s ability to construct and/or acquire renewable energy generation facilities and battery storage;
•	the outcome of the MISO long-range transmission planning process, including potential changes to planned projects, the ability to obtain competitively bid or assigned projects and related approvals, including CCNs from the MoPSC or any other required approvals, and changes in applicable legislative or regulatory frameworks;
•	the inability of our counterparties to meet their obligations with respect to contracts, credit agreements, and financial instruments, including as they relate to the construction and acquisition of electric and natural gas utility infrastructure and the ability of counterparties to complete projects, which is dependent upon the availability of labor and necessary materials and equipment, including those obligations that are affected by supply chain disruptions;
•	advancements in energy technologies, including carbon capture, utilization, and sequestration, hydrogen fuel for electric production and energy storage, next generation nuclear, and large-scale long-cycle battery storage, and the impact of federal and state energy and economic policies with respect to those technologies;
•	the effects of changes in federal, state, or local laws and other domestic or international governmental actions, including monetary, fiscal, foreign trade, and energy policies, foreign trade tariffs, executive orders, geopolitical developments, or extended federal government shutdowns or defunding;
•	the effects of changes in federal, state, or local tax laws or rates; additional regulations, interpretations, amendments, or technical corrections to, or in connection with the One Big Beautiful Bill Act (“OBBBA”) and the Inflation Reduction Act of 2022, including the effects of the OBBBA as it relates to construction timelines of solar, wind, and battery storage projects, along with the ability to obtain materials for these projects to be eligible for federal production and investment tax credits; and any challenges to the tax positions we have taken, as well as resulting effects on customer rates;

•	the cost and availability of fuel, such as low-sulfur coal, natural gas, and enriched uranium used to produce electricity; the cost and availability of natural gas for distribution and the cost and availability of purchased power, including capacity, zero emission credits, renewable energy credits, and emission allowances; and the level and volatility of future market prices for such commodities and credits;
•	disruptions in the delivery of fuel, failure of our fuel suppliers to provide adequate quantities or quality of fuel, or lack of adequate inventories of fuel, including nuclear fuel assemblies primarily from the one Nuclear Regulatory Commission-licensed supplier of assemblies for Ameren Missouri’s Callaway Energy Center;
•	the cost and availability of transmission capacity required for the energy generated by Ameren Missouri’s energy centers or as required to satisfy our energy sales;
•	the effectiveness of our risk management strategies and our use of financial and derivative instruments;
•	the ability to obtain sufficient insurance at a reasonable cost, or, in the absence of insurance, the ability to timely recover uninsured losses from our customers;
•	the impact of cyberattacks and data security risks on us, our suppliers, or other entities on the grid, including those arising from generative or agentic artificial intelligence, which could, among other things, result in the loss of operational control of energy centers and electric and natural gas transmission and distribution systems and/or the loss of data, such as customer, employee, financial, and operating system information;
•	acts of sabotage, which have increased in frequency and severity within the utility industry, war, terrorism, or other intentionally disruptive acts;
•	business, economic, geopolitical, and capital market conditions, including foreign trade tariffs or trade wars, evolving federal regulatory priorities, and the impact of such conditions on interest rates, inflation, commodity prices, and investments;
•	the impact of inflation or a recession on our customers and suppliers and the related impact on our results of operations, financial position, and liquidity;
•	disruptions of the capital and credit markets, deterioration in our credit metrics, or other events that may have an adverse effect on the cost or availability of capital, including short-term credit and liquidity, and our ability to access the capital and credit markets on reasonable terms when needed;
•	the actions of credit rating agencies and the effects of such actions;
•	the impact of weather conditions and other natural conditions on us and our customers, including the impact of system outages and the level of wind and solar resources;
•	the construction, installation, performance, and cost recovery of generation, transmission, and distribution assets;
•	the ability to maintain system reliability by Ameren Missouri, the MISO, and the electric utility industry, as well as Ameren Missouri’s ability to meet existing or future generation capacity and power obligations;
•	the effects of failures of electric generation, electric and natural gas transmission or distribution, or natural gas storage facilities systems and equipment, which could result in unanticipated liabilities or unplanned outages;
•	the operation of Ameren Missouri’s Callaway Energy Center, including planned and unplanned outages, as well as the ability to recover costs associated with such outages and the impact of such outages on off-system sales and purchased power, among other things;
•	Ameren Missouri’s ability to recover the remaining investment and decommissioning costs associated with the retirement of an energy center, as well as the ability to earn a return on that remaining investment and those decommissioning costs;
•	the impact of current environmental laws or their interpretation and new, more stringent, or changing requirements and environmental policies, including those related to the New Source Review provisions of the Clean Air Act, carbon dioxide, nitrogen oxides, sulfur dioxide, and other emissions and discharges, cooling water intake structures, coal combustion residuals, energy efficiency, and wildlife protection, that could limit, terminate or otherwise modify the operation of certain of Ameren Missouri’s energy centers, increase our operating costs or investment requirements, result in an impairment of our assets, cause us to sell our assets, reduce our customers’ demand for electricity or natural gas, or otherwise have a negative financial effect;

•	the impact of complying with renewable energy standards in Missouri;
•	the effectiveness of Ameren Missouri’s customer energy-efficiency programs and the related revenues and performance incentives earned under its Missouri Energy Efficiency Investment Act programs;
•	labor disputes, the impact of collective bargaining unit contract negotiations, workforce reductions, our ability to attract and retain professional and skilled-craft employees, changes in future wage and employee benefits costs, including those resulting from changes in discount rates, mortality tables, medical cost trend rates, returns on benefit plan assets, and other assumptions;
•	the impact of negative opinions of us or our utility services that our customers, investors, legislators, regulators, creditors, rating agencies, or other stakeholders may have or develop, which could result from a variety of factors, including failures in system reliability, failure to implement our investment plans or disagreement with those plans, failure to protect sensitive customer information, increases in rates, new data centers entering our service territories, negative media coverage, or concerns about company policies or practices;
•	the impact of adopting new accounting and reporting guidance;
•	the effects of strategic initiatives, including mergers, acquisitions, joint ventures, divestitures, and reorganizations;
•	legal and administrative proceedings;
•	pandemics or other significant global health events, and their impacts on our results of operations, financial position, and liquidity; and
•	the impacts of global conflicts and related sanctions imposed by the United States and other governments, including potential impacts on the cost and availability of fuel, natural gas, enriched uranium, and other commodities, materials, and services.

New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Leonard P. Singh
Name:	Leonard P. Singh
Title:	Executive Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Aaron P. Melda
Name:	Aaron P. Melda
Title:	Chairman and President

Date: September 28, 2026